  [LOGO OF EATON       Investing
VANCE APPEARS HERE]
                       for the
                                                               EDUCATION
                       21st                             [PHOTOGRAPH OF BUILDING
                                                             APPEARS HERE]
                       Century


  Annual Report September 30, 1997



                                 MASSACHUSETTS
[PHOTOGRAPH                        MUNICIPAL
  OF ROAD                            BOND
APPEARS HERE]                      PORTFOLIO


                                  Eaton Vance
                     Global Management-Global Distribution


[PICTURE OF BOSTON HARBOR APPEARS HERE]

Massachusetts Municipal Bond Portfolio as of September 30, 1997

LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS J. FETTER APPEARS HERE]
Thomas J. Fetter,
President

The municipal bond market continued to respond favorably in 1997 to an economic climate of solid growth, yet with low inflation. Gross domestic product (GDP), a widely-used measure of economic performance, grew 4.9% in the first quarter, 3.3% in the second, and 3.5% in the third. However, inflation remained in the 2-to-3% range due to higher productivity brought on by technology and an increase in global competition. While the Federal Reserve elected to raise the Fed Funds Rate -- the primary short-term interest rate benchmark -- 0.25% to 5.5% in March, it has since maintained a stable interest rate policy in response to a benign inflation outlook. Not surprisingly, municipal bonds have turned in solid returns, with the Lehman Brothers Municipal Bond Index* -- an unmanaged index of municipal bonds -- rising 9.0% during the year ended September 30, 1997.

The municipal bond market has been characterized by heavy issuance and strong investor demand.

According to Standard & Poor's, nearly $227 billion in municipal securities were brought to market in 1996, a 14% increase from the prior year. Thus far in 1997, municipal issuance has kept up that pace. Issuers have redeemed older bonds with relatively high coupons and replaced them with new bonds bearing lower coupons. This municipal refunding activity has been sparked in part by the strong market rally of recent months that has seen yields for 30-year AAA-rated general obligations decline to the 5.25% level at September 30. At that level, municipal yields represent 82% of 30-year Treasury yields, making them an attractive option for investors.
                           [BAR CHART APPEARS HERE]

Municipal Bond yield 82% of Treasury yields


      5.25%                                            8.20%

30 - year AAA rated                             Taxable equivalent yield
General Obligation (GO) Bonds*                  in 36% tax bracket


      6.40%

30 Year Treasury bond



Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

*GO yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Fund's yield. Statistics as of September 30, 1997.

Past performance is no guarantee of future results.
Source: Bloomberg, L.P.

Amid Washington's newly found fiscal responsibility, the outlook for municipal bonds appears bright.

We believe the long-term outlook for municipal bonds has improved in the past year for several reasons. First, Congress and the Clinton Administration agreed to balance the budget by 2002. This would sharply reduce the government's borrowing needs, leading to lower interest rates and channeling investments into more productive areas of the economy. Second, the marginal tax rates of many taxpayers remain high. For them, municipal bonds may still be the best vehicle for tax relief. And finally, a balanced investment portfolio features equities, bonds, and cash. The stock market has shown higher-than-normal volatility this year, capped by steep price declines in late October. Following three years of stock market outperformance, we believe investors should consider reallocating a portion of their portfolios to bonds to maintain a prudent asset allocation. For these reasons, we believe that the municipal market will continue to attract tax-conscious investors. Eaton Vance will continue its leadership role in seeking high, tax-free income.


                                        Sincerely,

                                        /s/ Thomas J. Fetter

                                        Thomas J. Fetter,
                                        President
                                        November 10, 1997

* It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

Massachusetts Municipal Bond Portfolio as of September 30, 1997

INVESTMENT UPDATE


[PHOTO OF ROBERT B. MACINTOSH APPEARS HERE]
Robert B. MacIntosh,
Portfolio Manager


The Economy
--------------------------------------------------------------------------------
 . Massachusetts' economy benefits from diverse sources of strength -- most notably the high-technology and financial services industries -- which have produced solid growth, high personal incomes, and low unemployment. The unemployment rate for September, 1997, was 4.0%, well below the 4.9% national rate.

 . Massachusetts is one of the nation's leaders in several high-technology businesses, which include software, biotechnology, and the Internet. In the mutual funds industry, Boston is second only to New York, employing 45,000, while in biotechnology, Massachusetts is also one of the nation's leading employers.

 . Despite the booming economy, however, Massachusetts has one of the highest per capita debt levels in the nation. Major projects, such as a new convention center and the Central Artery/Third Harbor Tunnel Project, could create financial pressures in the years to come.

Management Discussion
--------------------------------------------------------------------------------
 . The past 12 months has been a good period for the bond market, with a general decline in yields giving way to price increases. During this period, we have had the right blend of coupons and call protection to take advantage of this environment.

 . We added some zero coupon bonds to the Portfolio, which are typically hard to find. We have also replaced several older bonds having shorter call features with newer, longer-call bonds. Both of these measures improved the Portfolio's structure and added performance upside.

 . Our staff of research analysts continued to do an outstanding job. In the Massachusetts Portfolio, several credits had ratings upgrades. This not only helped the Fund's performance, but also speaks well of our analysts' ability to find value in the market.

The Fund
--------------------------------------------------------------------------------
 . The Massachusetts Municipal Bond Portfolio paid its shareholders monthly income dividends totaling $0.532 per share during the year ended September 30, 1997./1/

 . Based on the most recent dividend and the Portfolio's net asset value per share of $9.89 on September 30, 1997, the Portfolio's distribution rate at net asset value was 5.36%./2/

 . To equal the Portfolio's distribution rate in a taxable investment, a couple in the combined 43.68% federal and state tax bracket would have to receive a yield of 9.52%.

Your Investment at Work
--------------------------------------------------------------------------------
   Massachusetts Health and Educational Facilities Authority Revenue Bonds -- North Adams Regional Hospital
                                        [GRAPHIC OF MEDICAL SYMBOL APPEARS HERE]

 . This bond issue refunded a previous issue, which had financed a major renovation project at the North Adams Regional Hospital.

 . The project included renovating 47,000 square feet in three floors of the hospital's main building; converting the fourth floor from a medical/surgical unit to an inpatient psychiatric unit; and constructing a two-story addition to house outpatient facilities and office space.

 . These high-yielding bonds not only give the Fund a solid income stream, but are also backed by a sound medical institution fulfilling a vital community need.

--------------------------------------------------------------------------------
/1/A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax. /2/The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. /3/Five Largest Sectors are subject to change due to active management. *Source:
Towers Data Systems, Bethesda, MD. Investment operations commenced on 6/17/93. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.
Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
                           [BAR CHART APPEARS HERE]
Five Largest Sectors/3/
as of September 30, 1997

Hospitals                                                                16.4%
Transportation                                                           12.0%
Water & Sewer                                                            10.6%
Housing                                                                  10.4%
Insured-Hospitals                                                        8.5%

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Index.*
From June 30, 1993 through September 30, 1997

                           [LINE CHART APPEARS HERE]

                 Massachusetts Municipal            Lehman Brothers
  Date             Fund Bond Portfolio            Municipal Bond Index
  ----             -------------------            --------------------
 6/30/93                $10,000                         $10,000
 7/31/93                 $9,930                         $10,013
 8/31/93                $10,215                         $10,221
 9/30/93                $10,332                         $10,338
10/31/93                $10,338                         $10,358
11/30/93                $10,234                         $10,266
12/31/93                $10,455                         $10,483
 1/31/94                $10,567                         $10,603
 2/28/94                $10,314                         $10,328
 3/31/94                 $9,799                          $9,908
 4/30/94                 $9,785                          $9,992
 5/31/94                 $9,876                         $10,078
 6/30/94                 $9,786                         $10,020
 7/31/94                 $9,975                         $10,200
 8/31/94                $10,021                         $10,236
 9/30/94                 $9,837                         $10,086
10/31/94                 $9,588                          $9,907
11/30/94                 $9,301                          $9,727
12/31/94                 $9,587                          $9,941
 1/31/95                 $9,955                         $10,266
 2/28/95                $10,276                         $10,523
 3/31/95                $10,377                         $10,644
 4/30/95                $10,376                         $10,656
 5/31/95                $10,655                         $10,996
 6/30/95                $10,473                         $10,900
 7/31/95                $10,536                         $11,003
 8/31/95                $10,675                         $11,143
 9/30/95                $10,759                         $11,214
10/31/95                $10,958                         $11,377
11/30/95                $11,179                         $11,566
12/31/95                $11,344                         $11,677
 1/31/96                $11,373                         $11,765
 2/28/96                $11,252                         $11,685
 3/31/96                $11,093                         $11,536
 4/30/96                $11,076                         $11,503
 5/31/96                $11,092                         $11,499
 6/30/96                $11,208                         $11,624
 7/31/96                $11,290                         $11,729
 8/31/96                $11,284                         $11,727
 9/30/96                $11,435                         $11,891
10/31/96                $11,522                         $12,025
11/30/96                $11,733                         $12,245
12/31/96                $11,667                         $12,194
 1/31/97                $11,709                         $12,217
 2/28/97                $11,806                         $12,329
 3/31/97                $11,658                         $12,164
 4/30/97                $11,771                         $12,266
 5/31/97                $11,949                         $12,451
 6/30/97                $12,093                         $12,584
 7/31/97                $12,458                         $12,932
 8/31/97                $12,326                         $12,811
 9/30/97                $12,496                         $12,963

--------------------------------------------------------------------------------
  Federal income tax information on distributions: For federal income tax purposes, 98.77% of the total dividends paid by the Fund from net investment income during the year ended September 30, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

Massachusetts Municipal Bond Portfolio as of September 30, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of September 30, 1997
Assets
--------------------------------------------------------------------------------
Investment in Massachusetts Municipals Portfolio, at
    value (Note 1A) (identified cost, $7,805,761)                   $ 8,181,579
Receivable from Administrator (Note 4)                                   21,530
--------------------------------------------------------------------------------
Total assets                                                        $ 8,203,109
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Distributions payable                                               $    17,431
Payable to affiliate for Trustees' fees (Note 4)                             42
Accrued expenses                                                         15,556
--------------------------------------------------------------------------------
Total liabilities                                                   $    33,029
--------------------------------------------------------------------------------
Net Assets for 825,783 shares of beneficial
    interest outstanding                                            $ 8,170,080
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital                                                     $ 8,631,297
Accumulated net realized loss on investments from
    Portfolio (computed on basis of identified cost)                   (828,180)
Accumulated distributions in excess of net investment
    loss                                                                 (8,855)
Net unrealized appreciation of investments from
    Portfolio (computed on the basis of identified
    cost)                                                               375,818
--------------------------------------------------------------------------------
Total                                                               $ 8,170,080
--------------------------------------------------------------------------------


Net Asset Value, Offering and Redemption
Price Per Share
--------------------------------------------------------------------------------
($8,170,080 / 825,783 shares of
    beneficial interest outstanding)                                $      9.89
--------------------------------------------------------------------------------

Statement of Operations

For the Year Ended
September 30, 1997
Investment Income (Note 1B)
--------------------------------------------------------------------------------
Interest income allocated from Portfolio                            $   444,213
Expenses allocated from Portfolio                                       (36,651)
--------------------------------------------------------------------------------
Net investment income from Portfolio                                $   407,562
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Compensation of Trustees not members of the
    Administrator's organization (Note 4)                           $       165
Legal and accounting services                                            13,360
Printing and postage                                                     10,681
Custodian fee                                                             9,399
Transfer and dividend disbursing agent fees                               4,100
Registration fees                                                         1,100
Amortization of organization expenses (Note 1D)                             981
Miscellaneous                                                               900
--------------------------------------------------------------------------------
Total expenses                                                      $    40,686
--------------------------------------------------------------------------------

Deduct --
    Allocation of expenses to the Administrator (Note 4)            $    21,530
--------------------------------------------------------------------------------
Total expense reductions                                            $    21,530
--------------------------------------------------------------------------------


Net expenses                                                        $    19,156
--------------------------------------------------------------------------------


Net investment income                                               $   388,406
--------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) from Portfolio
--------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)                 $   102,037
    Financial futures contracts                                         (76,993)
--------------------------------------------------------------------------------
Net realized gain on investments                                    $    25,044
--------------------------------------------------------------------------------

Change in unrealized appreciation (depreciation) --
    Investment transactions                                         $   230,094
    Financial futures contracts                                             579
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
    of  investments                                                 $   230,673
--------------------------------------------------------------------------------


Net realized and unrealized gain on investments                     $   255,717
--------------------------------------------------------------------------------


Net increase in net assets from operations                          $   644,123
--------------------------------------------------------------------------------

                       See notes to financial statements

Massachusetts Municipal Bond Portfolio as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)                       Year Ended         Year Ended
in Net Assets                             September 30, 1997 September 30, 1996
--------------------------------------------------------------------------------
From operations --
    Net investment income                        $   388,406        $   387,696
    Net realized gain on investments                  25,044             32,236
    Net change in unrealized appreciation
        of investments                               230,673             28,150
--------------------------------------------------------------------------------
Net increase in net assets
    from operations                              $   644,123        $   448,082
--------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income                   $  (388,406)       $  (387,696)
    In excess of net investment income                (1,308)              (506)
--------------------------------------------------------------------------------
Total distributions to shareholders              $  (389,714)       $  (388,202)
--------------------------------------------------------------------------------
Transactions in shares of beneficial
    interest (Note 3) --
    Proceeds from sale of shares                 $ 1,879,285        $   629,549
    Net asset value of shares issued to
        shareholders in payment of
        distributions declared                       121,815            101,348
    Cost of shares redeemed                       (1,025,653)        (1,036,510)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
    from Fund share transactions                 $   975,447        $  (305,613)
--------------------------------------------------------------------------------

Net increase (decrease) in net assets            $ 1,229,856        $  (245,733)
--------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------
At beginning of period                           $ 6,940,224        $ 7,185,957
--------------------------------------------------------------------------------
At end of period                                 $ 8,170,080        $ 6,940,224
--------------------------------------------------------------------------------


Accumulated
distributions in excess of
net investment income
included in net assets
--------------------------------------------------------------------------------
At end of period                                 $    (8,855)       $    (7,547)
--------------------------------------------------------------------------------

                       See notes to financial statements

Massachusetts Municipal Bond Portfolio as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                   Year Ended September 30,
                                                                -------------------------------------------------------------------
                                                                   1997       1996           1995          1994         1993*
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value--Beginning of period                             $ 9.560     $ 9.510       $ 9.220       $10.260      $ 10.000
-----------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                            $ 0.530     $ 0.534       $ 0.546       $ 0.548      $  0.141
Net realized and unrealized gain (loss) on investments             0.332       0.051         0.290        (1.026)        0.284
-----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                              $ 0.862     $ 0.585       $ 0.836       $(0.478)     $  0.425
-----------------------------------------------------------------------------------------------------------------------------------


Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income                                       $(0.530)    $(0.534)      $(0.546)      $(0.548)     $ (0.141)
In excess of net investment income                                (0.002)     (0.001)           --        (0.004)       (0.024)
In excess of net realized gain on investments                         --          --            --        (0.010)           --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              $(0.532)    $(0.535)      $(0.546)      $(0.562)     $ (0.165)
-----------------------------------------------------------------------------------------------------------------------------------


Net asset value--End of period                                   $ 9.890     $ 9.560       $ 9.510       $ 9.220      $ 10.260
-----------------------------------------------------------------------------------------------------------------------------------


Total Return/(1)/                                                   9.28%       6.28%         9.37%        (4.79)%        4.04%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data++
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                          $ 8,170     $ 6,940       $ 7,186       $ 9,338      $  5,063
Ratio of net expenses to average net assets/(2)(3)/                 0.80%       0.76%         0.63%         0.60%         1.21%+
Ratio of net expenses to average net assets after custodian
    fee reduction/(2)/                                              0.79%       0.75%         0.60%           --            --
Ratio of net investment income to average net assets                5.49%       5.56%         5.93%         5.65%         4.80%+

++ The operating expenses of the Fund may reflect an allocation of expenses to the Administrator. Had such action not been taken, the ratios and net investment income per share would have been as follows:


Ratios (As a percentage of average daily net assets):
    Expenses/(2)(3)/                                                1.10%       0.95%         0.88%         1.12%           --
    Expenses after custodian fee reduction/(2)/                     1.09%       0.94%         0.85%           --            --
    Net investment income                                           5.19%       5.37%         5.68%         5.13%           --
Net investment income per share                                  $ 0.503     $ 0.516       $ 0.523       $ 0.498            --
-----------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
* For the period from the start of business, June 17, 1993, to September 30, 1993.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of the Portfolio's allocated expenses.
/(3)/ The expense ratios for the years ended September 30, 1995 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its Portfolio, to increase its expense ratios by the effect of any expense offset arrangements with its service providers. The expense ratios for the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

Massachusetts Municipal Bond Portfolio as of September 30, 1997

NOTES TO FINANCIAL STATEMENTS


1   Significant Accounting Policies
    ----------------------------------------------------------------------------
    Massachusetts Municipal Bond Portfolio (the Fund) is a non-diversified series of Eaton Vance Municipals Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund invests all of its investable assets in interests in Massachusetts Municipals Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (3.2% at September 30, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

    A Investment Valuations -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

    B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

    C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary. At September 30, 1997, the Fund, for Federal income tax purposes, had a capital loss carryover of $757,444 which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on September 30, 2004 ($494,027) and September 30, 2003 ($263,417).
    Dividends paid by the Fund from net interest on tax-exempt municipal bonds allocated from the Portfolio are not includable by shareholders as gross income for Federal income tax purposes because the Fund and the Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

    D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

    E Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

    F Other -- Investment transactions are accounted for on a trade date basis.

    G Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reflected as a reduction of operating expenses on the Statement of Operations.

2   Distributions to Shareholders
    ----------------------------------------------------------------------------
    The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of a Fund at the net asset value as of the ex-dividend date. Distributions are

Massachusetts Municipal Bond Portfolio as of September 30, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D

    paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 1998 and will be based on tax accounting methods which may differ from amounts determined for financial statement purposes.

3   Shares of Beneficial Interest
    ----------------------------------------------------------------------------
    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                  Year Ended September 30,
                                                  ------------------------
                                                    1997            1996
    ----------------------------------------------------------------------
    Sales                                         193,278          65,889
    Issued to shareholders electing to
      receive payments of distributions in
      Fund shares                                  12,606          10,560

    Redemptions                                  (105,834)       (106,480)
    ----------------------------------------------------------------------

    Net increase (decrease)                       100,050         (30,031)
    ----------------------------------------------------------------------

4   Transactions with Affiliates
    ----------------------------------------------------------------------------
    Eaton Vance Management (EVM) serves as the Administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the Fund for the year ended September 30, 1997, $21,530 of expenses related to the operation of the Fund were allocated to EVM. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR.

    Certain officers and Trustees of the Fund and the Portfolio are directors/trustees of the above organizations.

5   Investment Transactions
    ----------------------------------------------------------------------------
    Increases and decreases in the Fund's investment in the Portfolio for the year ended September 30, 1997 aggregated $1,893,006 and $1,318,410, respectively.

Massachusetts Municipal Bond Portfolio as of September 30, 1997

INDEPENDENT AUDITORS' REPORT


To the Trustees and Shareholders
of Eaton Vance Municipals Trust
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Massachusetts Municipals Bond Portfolio (one of the series constituting Eaton Vance Municipals Trust) as of September 30, 1997, and the related statement of operations for year then ended, the statements of changes in net assets for the years ended September 30, 1997 and 1996 and the financial highlights for each of the years in the five year period ended September 30, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Massachusetts Municipal Bond Portfolio at September 30, 1997, and the results of its operations, the changes in net assets and financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

                             DELOITTE & TOUCHE LLP
                             Boston, Massachusetts
                             November 7, 1997

Massachusetts Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%



Ratings (Unaudited)
----------------------- Principal
                        Amount
             Standard   (000
Moody's      & Poor's   omitted)      Security                          Value
---------------------------------------------------------------------------------------
Assisted Living -- 0.7%
---------------------------------------------------------------------------------------
 NR          AAA        $  1,500      Massachusetts IFA (Briscoe
                                      House) (FHA), 7.125%, 2/1/36      $     1,709,655
---------------------------------------------------------------------------------------
                                                                        $     1,709,655
---------------------------------------------------------------------------------------

Education -- 3.6%
---------------------------------------------------------------------------------------
 Aa1         AA+        $  1,625      Massachusetts Health and
                                      Educational Facilities
                                      Authority (HEFA) (Amherst
                                      College), 6.80%, 11/1/21          $     1,770,974

 NR          AAA           3,400      Massachusetts HEFA (Merrimack
                                      College), 7.125%, 7/1/12                3,853,934

 A1          A+              250      Massachusetts HEFA (Tufts
                                      University), 7.75%, 8/1/13                262,558

 Baa3        BBB-          1,250      Massachusetts IFA, (Dana
                                      Hall), 5.90%, 7/1/27                    1,274,513

 A1          NR            2,000      New England Educational Loan
                                      Marketing Corp., (AMT),
                                      6.90%, 11/1/09                          2,216,680
---------------------------------------------------------------------------------------
                                                                        $     9,378,659
---------------------------------------------------------------------------------------

Electric Utilities -- 6.2%
---------------------------------------------------------------------------------------
 NR          BBB        $  1,545      Guam Power Authority,
                                      5.25%, 10/1/23                    $     1,475,475

 Baa2        BBB+          5,060      Massachusetts Municipal
                                      Wholesale Electric Co.,
                                      6.625%, 7/1/18                          5,412,429

 Baa2        BBB+          3,500      Massachusetts Municipal
                                      Wholesale Electric Co., 6.75%,
                                      7/1/11                                  3,769,570

 Baa1        BBB+          3,000      Puerto Rico Electric Power
                                      Authority, 0%, 7/1/17                   1,061,370

 Baa1        BBB+         13,055      Puerto Rico Electric Power
                                      Authority, 0%, 7/1/17                   4,618,728
---------------------------------------------------------------------------------------
                                                                        $    16,337,572
---------------------------------------------------------------------------------------

Escrowed / Prerefunded -- 2.0%
---------------------------------------------------------------------------------------
 NR          AAA        $ 11,825      Massachusetts General
                                      Obligations Federal Assisted
                                      Housing, Section 8, 0%, 2/1/23    $     2,432,284

 NR          NR            2,400      Massachusetts HEFA (Fairview
                                      Care Facilities), 10.25%,
                                      1/1/21                                  2,894,424
---------------------------------------------------------------------------------------
                                                                        $     5,326,708
---------------------------------------------------------------------------------------

General Obligations -- 4.5%
---------------------------------------------------------------------------------------
 A1          A+         $  3,400      Commonwealth of Massachusetts,
                                      5.00%, 1/1/12                     $     3,352,060

 NR          BBB             200      Government of Guam,
                                      5.375%, 11/15/13                          197,126

 NR          BBB           2,145      Government of Guam,
                                      5.40%, 11/15/18                         2,105,124

 A1          A+            3,015      Massachusetts Bay Transit
                                      Authority, (MBTA),
                                      5.50%, 3/1/21                           3,020,427

 A1          A+            1,000      Massachusetts Bay Transit
                                      Authority, (MBTA),
                                      5.90%, 3/1/12                           1,052,060

 Aaa         NR            1,700      Town of Nantucket,
                                      6.80%, 12/1/11                          1,896,945

 A1          A+              250      University of Massachusetts
                                      Building Authority,
                                      7.20%, 5/1/04                             285,083
---------------------------------------------------------------------------------------
                                                                        $    11,908,825
---------------------------------------------------------------------------------------

Hospitals -- 16.4%
---------------------------------------------------------------------------------------
 A1          A          $  3,000      Massachusetts HEFA (Charlton
                                      Memorial Hospital),
                                      7.25%, 7/1/13                     $     3,285,480

 Aa2         AA+           2,000      Massachusetts HEFA (Daughters
                                      of Charity Health System),
                                      6.10%, 7/1/14                           2,119,320

 NR          A-            1,020      Massachusetts HEFA (Jordan
                                      Hospital), 6.875%, 10/1/15              1,107,842

 NR          A-            2,870      Massachusetts HEFA (Jordan
                                      Hospital), 6.875%, 10/1/22              3,110,563

 Baa3        BB+           5,500      Massachusetts HEFA (Milford-
                                      Whitinsville Hospital),
                                      7.75%, 7/15/17                          6,014,635

 Baa1        BBB+          2,000      Massachusetts HEFA (New
                                      England Baptist Hospital),
                                      7.35%, 7/1/17                           2,162,340

 NR          BBB-          2,600      Massachusetts HEFA (North
                                      Adams Regional Hospital),
                                      6.625%, 7/1/18                          2,733,406

 Baa2        BBB           5,255      Massachusetts HEFA (Sisters of
                                      Providence Health System),
                                      6.50%, 11/15/08                         5,538,770

 Baa2        BBB           2,085      Massachusetts HEFA (Sisters of
                                      Providence Health System),
                                      6.625%, 11/15/22                        2,203,470

 A1          AA-             530      Massachusetts HEFA (Spaulding
                                      Rehabilitation Hospital),
                                      7.625%, 7/1/21                            552,965

                       See notes to financial statements

Massachusetts Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D



Ratings (Unaudited)
---------------------   Principal
                        Amount
             Standard   (000
Moody's      & Poor's   omitted)      Security                          Value
----------------------------------------------------------------------------------------
Hospitals (continued)
----------------------------------------------------------------------------------------
 NR          AA         $  1,475      Massachusetts HEFA, (FHA),
                                      (Deutsches Altenheim),
                                      7.70%, 11/1/31                    $   1,594,696

 NR          NR            8,000      Massachusetts IFA,
                                      0%, 8/1/08                            4,574,640

 NR          NR            9,000      Massachusetts IFA (Biomedical
                                      Research Corp.), 0%, 8/1/09           4,831,650

 NR          NR            6,000      Massachusetts IFA (Biomedical
                                      Research Corp.), 0%, 8/1/10           3,018,240
----------------------------------------------------------------------------------------
                                                                        $  42,848,017
----------------------------------------------------------------------------------------

Housing -- 10.4%
----------------------------------------------------------------------------------------
 NR          AAA        $  2,750      Framingham Housing Authority,
                                      (GNMA), 6.65%, 2/20/32            $   2,880,323

 A1          A+            5,000      Massachusetts HFA,
                                      6.375%, 4/1/21                        5,244,100

 Aa          A+            7,160      Massachusetts HFA, (AMT),
                                      6.60%, 12/1/26                        7,562,177

 Aa          A+            6,365      Massachusetts HFA, (AMT),
                                      6.60%, 12/1/26                        6,722,522

 Aa          A+            2,195      Massachusetts HFA, (AMT),
                                      8.10%, 6/1/20                         2,258,304

 Aa          A+            1,500      Massachusetts HFA, (AMT),
                                      8.10%, 12/1/21                        1,548,750

 Aaa         AAA           1,000      Massachusetts HFA, (FNMA),
                                      6.875%, 11/15/11                      1,084,630
----------------------------------------------------------------------------------------
                                                                        $  27,300,806
----------------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 3.6%
----------------------------------------------------------------------------------------
 NR          NR         $  2,075      Massachusetts IFA (Hingham
                                      Water Co.), (AMT),
                                      6.60%, 12/1/15                    $   2,227,865

 NR          NR            3,000      Massachusetts IFA (Hingham
                                      Water Co.), (AMT),
                                      6.90%, 12/1/29                        3,261,060

 Baa3        BBB-          3,750      Puerto Rico Port Authority
                                      (American Airlines), (AMT),
                                      6.25%, 6/1/26                         4,013,475
----------------------------------------------------------------------------------------
                                                                        $   9,502,400
----------------------------------------------------------------------------------------

Insured-Colleges and Universities -- 0.4%
----------------------------------------------------------------------------------------
 Aaa         AAA        $  1,000      Massachusetts HEFA, (Berklee
                                      College of Music), (MBIA),
                                      5.10%, 10/1/27                    $     958,540
----------------------------------------------------------------------------------------
                                                                        $     958,540
----------------------------------------------------------------------------------------

Insured-Education -- 1.2%
----------------------------------------------------------------------------------------
 Aaa         AAA        $  1,950      Massachusetts Educational
                                      Finance Authority, (AMBAC),
                                      (AMT), 7.30%, 1/1/12              $   2,109,647

 Aaa         AAA             290      Massachusetts Educational
                                      Finance Authority, (MBIA),
                                      (AMT), 7.25%, 1/1/09                    312,095

 Aaa         AAA             400      Massachusetts HEFA (Boston
                                      University) "RIBS", (MBIA),
                                      Variable Rate, 10/1/31/(1)/             468,500

 Aaa         AAA             250      Massachusetts HEFA
                                      (Northeastern University),
                                      (AMBAC), 7.50%, 10/1/08                 263,398
----------------------------------------------------------------------------------------
                                                                        $   3,153,640
----------------------------------------------------------------------------------------

Insured-Electric Utilities -- 0.7%
----------------------------------------------------------------------------------------
 Aaa         AAA        $  2,000      Massachusetts Municipal
                                      Wholesale Electric Co., (MBIA),
                                      4.75%, 7/1/10                     $   1,940,280
----------------------------------------------------------------------------------------
                                                                        $   1,940,280
----------------------------------------------------------------------------------------

Insured-General Obligations -- 1.4%
----------------------------------------------------------------------------------------
 Aaa         AAA        $  1,795      City of Boston, (FSA),
                                      4.875%, 9/1/09                    $   1,796,687

 NR          AAA           1,000      Commonwealth of Puerto Rico
                                      "RIBS" (AMBAC), Variable
                                      Rate, 7/1/15/(1)/                     1,090,000

 Aaa         AAA             600      Town of Tyngsborough, (AMBAC),
                                      6.90%, 5/15/08                          669,714
----------------------------------------------------------------------------------------
                                                                        $   3,556,401
----------------------------------------------------------------------------------------

Insured-Hospitals -- 8.5%
----------------------------------------------------------------------------------------
 Aaa         AAA        $    300      Massachusetts HEFA (Berkshire
                                      Health Systems), (MBIA),
                                      7.60%, 10/1/14                    $     316,827

                       See notes to financial statements

Massachusetts Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
---------------------   Principal
                        Amount
             Standard   (000
Moody's      & Poor's   omitted)      Security                             Value
-------------------------------------------------------------------------------------------
Insured-Hospitals (continued)
-------------------------------------------------------------------------------------------
 Aaa         AAA        $  3,750      Massachusetts HEFA (Beth Israel
                                      Hospital), (AMBAC), (AMT),
                                      Variable Rate, 7/1/25/(1)/           $   4,082,813

 Aaa         AAA           1,040      Massachusetts HEFA (Beverly
                                      Hospital), (MBIA),
                                      7.30%, 7/1/13                            1,111,708

 Aaa         AAA           1,500      Massachusetts HEFA (Capital Assist
                                      Program), (MBIA),
                                      7.20%, 7/1/09                            1,602,240

 Aaa         AAA           1,885      Massachusetts HEFA (Fallon
                                      Healthcare System), (FSA),
                                      6.75%, 6/1/20/(2)/                       2,078,778

 Aaa         AAA           2,000      Massachusetts HEFA (St. Elizabeth
                                      Hospital Issue) "LEVRRS", (FSA),
                                      Variable Rate, 8/12/21/(1)/              2,340,000

 Aaa         AAA           2,600      Massachusetts HEFA (St. Luke's
                                      Hospital) "Yield Curve Notes",
                                      (MBIA), Variable
                                      Rate, 8/15/13/(1)/                       2,756,000

 Aaa         AAA           2,600      Massachusetts HEFA (St. Luke's
                                      Hospital) "Yield Curve Notes",
                                      Variable Rate,
                                      (MBIA), 8/15/23/(1)/                     2,700,750

 Aaa         AAA           3,000      Massachusetts HEFA (The Medical
                                      Center of Central Massachusetts)
                                      (AMBAC), "CARS", Variable
                                      Rate, 6/23/22/(1)/                       3,618,750

 Aaa         AAA             700      Massachusetts HEFA (University
                                      Hospital), (MBIA),
                                      7.25%, 7/1/19                              763,546

 Aaa         AAA           1,000      Massachusetts HEFA, (Lowell
                                      General Hospital), Series B, (FSA),
                                      5.25%, 6/1/16                              983,570
-------------------------------------------------------------------------------------------
                                                                           $  22,354,982
-------------------------------------------------------------------------------------------

Insured-Housing -- 0.6%
-------------------------------------------------------------------------------------------
 Aaa         AAA        $  1,500      Massachusetts HFA, (AMBAC),
                                      6.45%, 1/1/36                        $   1,586,565
-------------------------------------------------------------------------------------------
                                                                           $   1,586,565
-------------------------------------------------------------------------------------------

Insured-Life Care -- 0.9%
-------------------------------------------------------------------------------------------
 Aaa         AAA        $  2,465      Massachusetts HEFA, (Partners
                                      Healthcare), (MBIA),
                                      5.375%, 7/1/17                       $   2,448,485
-------------------------------------------------------------------------------------------
                                                                           $   2,448,485
-------------------------------------------------------------------------------------------

Insured-Transportation -- 5.5%
-------------------------------------------------------------------------------------------
 Aaa         AAA        $  5,860      Massachusetts Port Authority,
                                      (AMT), (FGIC), 7.50%, 7/1/20         $   6,397,538

 Aaa         NR           26,970      Massachusetts Turnpike Authority,
                                      (MBIA), 0%, 1/1/28                       5,162,867

 Aaa         NR            2,970      Massachusetts Turnpike Authority,
                                      (MBIA), 5.00%, 1/1/37                    2,749,775
-------------------------------------------------------------------------------------------
                                                                           $  14,310,180
-------------------------------------------------------------------------------------------

Insured-Water and Sewer -- 0.9%
-------------------------------------------------------------------------------------------
 Aaa         AAA        $  2,500      Massachusetts Water Resources
                                      Authority, (MBIA),
                                      4.75%, 12/1/21                       $   2,266,275
-------------------------------------------------------------------------------------------
                                                                           $   2,266,275
-------------------------------------------------------------------------------------------

Lease Revenue / Certificates of Participation -- 3.8%
-------------------------------------------------------------------------------------------
 NR          A-         $  7,800      Plymouth County, MA (Plymouth
                                      County Correctional Facility),
                                      7.00%, 4/1/22                        $   8,733,738

 NR          BBB           1,200      Puerto Rico Industrial, Tourist,
                                      Educational, Medical and
                                      Environmental Control Authority
                                      (Guaynabo Municipal Government
                                      Center Lease), 5.625%, 7/1/22            1,201,320
-------------------------------------------------------------------------------------------
                                                                           $   9,935,058
-------------------------------------------------------------------------------------------

Life Care -- 0.8%
-------------------------------------------------------------------------------------------
 NR          AAA        $  2,000      Boston, MA, Industrial
                                      Development Financing Authority,
                                      6.00%, 2/1/37                        $   2,056,140
-------------------------------------------------------------------------------------------
                                                                           $   2,056,140
-------------------------------------------------------------------------------------------

Nursing Homes -- 1.3%
-------------------------------------------------------------------------------------------
 NR          NR         $  3,225      Massachusetts IFA (Age Institute
                                      of Massachusetts),
                                      8.05%, 11/1/25                       $   3,405,439
-------------------------------------------------------------------------------------------
                                                                           $   3,405,439
-------------------------------------------------------------------------------------------

Solid Waste -- 0.5%
-------------------------------------------------------------------------------------------
 NR          NR         $  1,145      City of Pittsfield, Vicon Recovery
                                      Associates, 7.95%, 11/1/04           $   1,193,285
-------------------------------------------------------------------------------------------

                       See notes to financial statements

Massachusetts Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited)
---------------------   Principal
                        Amount
             Standard   (000
Moody's      & Poor's   omitted)      Security                          Value
--------------------------------------------------------------------------------------
Solid Waste (continued)
--------------------------------------------------------------------------------------
                                                                        $  1,193,285
--------------------------------------------------------------------------------------

Special Tax Revenue -- 3.5%
--------------------------------------------------------------------------------------
 Baa1        A          $ 3,300       Commonwealth of Puerto Rico
                                      Highway and Transportation
                                      Authority, 5.00%, 7/1/36          $  3,081,243

 Aa3         AA           3,500       State of Massachusetts,
                                      5.00%, 6/1/17                        3,372,425

 NR          NR           2,350       Virgin Islands Public Finance
                                      Authority, 7.25%, 10/1/18            2,624,856
--------------------------------------------------------------------------------------
                                                                        $  9,078,524
--------------------------------------------------------------------------------------

Transportation -- 12.0%
--------------------------------------------------------------------------------------
 NR          BBB        $ 5,950       Guam Airport Authority, (AMT),
                                      6.70%, 10/1/23                    $  6,450,871

 Aa3         AA-          3,000       Massachusetts Port Authority,
                                      (AMT), 5.375%, 7/1/27                2,915,190

 A1          NR          22,535       Massachusetts Turnpike
                                      Authority, 5.00%, 1/1/20            22,059,285
--------------------------------------------------------------------------------------
                                                                        $ 31,425,346
--------------------------------------------------------------------------------------

Water and Sewer -- 10.6%
--------------------------------------------------------------------------------------
 Baa1        BBB        $12,185       City of Boston (Harbor Electric
                                      Energy Co.), (AMT),
                                      7.375%, 5/15/15                   $ 13,281,283

 A2          A            7,175       Massachusetts Water Resources
                                      Authority, 5.00%, 3/1/22             6,704,894

 A2          A            1,500       Massachusetts Water Resources
                                      Authority, 5.25%, 3/1/13             1,495,230

 A2          A            4,165       Massachusetts Water Resources
                                      Authority, 5.25%, 12/1/15            4,174,371

 NR          NR           2,000       Virgin Islands Water and Power
                                      Authority, 7.60%, 1/1/12             2,238,140
--------------------------------------------------------------------------------------
                                                                        $ 27,893,918
--------------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
     (identified cost $238,584,146)                                     $261,875,700
--------------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The portfolio invests primarily in debt securities issued by Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1997, 20.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 2.4% to 9.8% of total investments.

/(1)/ Security has been issued as an inverse floater bond.
/(2)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       See notes to financial statements

Massachusetts Municipals Portfolio as of September 30, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of September 30, 1997
Assets
------------------------------------------------------------------------------
Investments, at value (Note 1A)
   (identified cost basis $238,584,146)                          $261,875,700
Cash                                                                1,204,933
Interest receivable                                                 4,168,799
Receivable for daily variation margin
   on open financial futures contracts (Note 1E)                       26,125
Deferred organization expenses (Note 1D)                                2,001
------------------------------------------------------------------------------
Total assets                                                     $267,277,558
------------------------------------------------------------------------------

Liabilities
------------------------------------------------------------------------------
Payable for investments purchased                                $ 13,594,370
Payable to affiliate for Trustees' fees (Note 2)                        3,867
Accrued expenses                                                        4,560
------------------------------------------------------------------------------
Total liabilities                                                $ 13,602,797
------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio        $253,674,761
------------------------------------------------------------------------------

Sources of Net Assets
------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals          $230,616,384

Net unrealized appreciation of investments and financial
  futures contracts (computed on basis of identified cost)         23,058,377
------------------------------------------------------------------------------
Total                                                            $253,674,761
------------------------------------------------------------------------------


Statement of Operations

For the Year Ended September 30, 1997
Investment Income (Note 1B)
------------------------------------------------------------------------------
Interest income                                                  $ 16,713,453
------------------------------------------------------------------------------
Total income                                                     $ 16,713,453
------------------------------------------------------------------------------

Expenses
------------------------------------------------------------------------------
Investment adviser fee (Note 2)                                  $  1,203,548
Compensation of Trustees not members of the Investment
  Adviser's organization (Note 2)                                      15,444
Custodian fee (Note 1J)                                               135,200
Legal and accounting services                                          30,911
Amortization of organization expenses (Note 1D)                         5,208
Miscellaneous                                                          42,327
------------------------------------------------------------------------------
Total expenses                                                   $  1,432,638
------------------------------------------------------------------------------
Less Allocations--
   Reduction of custodian fee (Note 1J)                          $     38,619
------------------------------------------------------------------------------
Total expense reductions                                         $     38,619
------------------------------------------------------------------------------

Net expenses                                                     $  1,394,019
------------------------------------------------------------------------------

Net investment income                                            $ 15,319,434
------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments
------------------------------------------------------------------------------
Net realized gain (loss)--
   Investment transactions (identified cost basis)               $  5,018,545
   Financial futures contracts                                     (2,898,402)
------------------------------------------------------------------------------
Net realized gain on investments                                 $  2,120,143
------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)--
   Investments (identified cost basis)                           $  6,730,261
   Financial futures contracts                                         75,551
------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
  of investments                                                 $  6,805,812
------------------------------------------------------------------------------

Net realized and unrealized gain on investments                  $  8,925,955
------------------------------------------------------------------------------

Net increase in net assets from operations                       $ 24,245,389
------------------------------------------------------------------------------



                       See notes to financial statements

Massachusetts Municipals Portfolio as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease)                         Year Ended          Year Ended
in Net Assets                               September 30, 1997  September 30, 1996
-----------------------------------------------------------------------------------
From operations --
   Net investment income                          $ 15,319,434        $ 16,966,016
   Net realized gain on investments                  2,120,143           3,096,278
   Net change in unrealized appreciation
      (depreciation) of investments                  6,805,812          (1,167,330)
-----------------------------------------------------------------------------------
Net increase in net assets from operations        $ 24,245,389        $ 18,894,964
-----------------------------------------------------------------------------------
Capital transactions --
   Contributions                                  $ 12,526,247        $ 16,336,133
   Withdrawals                                     (64,226,111)        (56,272,108)
-----------------------------------------------------------------------------------
Net decrease in net assets resulting from
   capital transactions                           $(51,699,864)       $(39,935,975)
-----------------------------------------------------------------------------------

Total decrease in net assets                      $(27,454,475)       $(21,041,011)
-----------------------------------------------------------------------------------


Net Assets
-----------------------------------------------------------------------------------
At beginning of period                            $281,129,236        $302,170,247
-----------------------------------------------------------------------------------
At end of period                                  $253,674,761        $281,129,236
-----------------------------------------------------------------------------------

                       See notes to financial statements

Massachusetts Municipals Portfolio as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                               Year Ended September 30,
                                                           --------------------------------------------------------------
                                                             1997           1996        1995       1994        1993*
-------------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets
-------------------------------------------------------------------------------------------------------------------------
Net Expenses/(1)/                                            0.54%          0.55%       0.56%      0.51%       0.49%+
Net expenses, after custodian fee reduction                  0.52%          0.54%       0.53%        --          --
Net investment income                                        5.75%          5.77%       6.00%      5.74%       5.72%+
Portfolio Turnover                                             35%            51%         87%        53%         38%
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                 $253,675       $281,129    $302,170   $308,540    $290,613
-------------------------------------------------------------------------------------------------------------------------

+     Annualized.
* For the period from the start of business, February 1, 1993 to September 30, 1993.
/(1)/ The expense ratios for the year ended September 30, 1995 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the prior periods have not been adjusted to reflect this change.


                       See notes to financial statements

Massachusetts Municipals Portfolio as of September 30, 1997

NOTES TO FINANCIAL STATEMENTS


1 Significant Accounting Policies
  ------------------------------------------------------------------------------
  Massachusetts Municipals Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts and options on futures contracts listed on commodity exchanges are valued at closing settlement prices. Options on futures contracts which are traded over the counter are valued at the mean between the latest bid and asked prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair market value using methods determined in good faith by or at the direction of the Trustees.

  B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for Federal income tax purposes.

  C Income Taxes -- The Portfolio has elected to be treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for Federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolio on investments in municipal bonds which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from Federal income tax when allocated to the Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

  D Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.


  E Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

  F Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

  G When-issued and Delayed Delivery Transactions -- The Portfolio may engage in when-issued and delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

  H Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts

Massachusetts Municipals Portfolio as of September 30, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


  of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  I Other -- Investment transactions are accounted for on a trade date basis.

  J Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reflected as a reduction of operating expense on the Statement of Operations.


2 Investment Adviser Fee and Other Transactions with Affiliates
  ------------------------------------------------------------------------------

  The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended September 30, 1997, the fee was equivalent to 0.45% (annualized) of the Portfolio's average net assets and amounted to $1,203,548. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee.

  Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 1997, no significant amounts have been deferred.

  Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations.

3 Investments
  ------------------------------------------------------------------------------
  For the year ended September 30, 1997, purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $91,051,927 and $118,236,663, respectively.

4 Federal Income Tax Basis of Investments
  ------------------------------------------------------------------------------
  The cost and unrealized appreciation/depreciation in value of the investments owned by the Portfolio at September 30, 1997, as computed on a federal income tax basis, were as follows:


  Aggregate cost                                                $ 238,584,146
  ------------------------------------------------------------------------------
  Gross unrealized appreciation                                 $  23,368,596
  Gross unrealized depreciation                                       (77,042)
  ------------------------------------------------------------------------------
  Net unrealized appreciation                                   $  23,291,554
  ------------------------------------------------------------------------------

5 Line of Credit
  ------------------------------------------------------------------------------
  The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $120 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the banks' adjusted certificate of deposit rate, eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended September 30, 1997.

6 Financial Instruments
  ------------------------------------------------------------------------------
  The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

  The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Massachusetts Municipals Portfolio as of September 30, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


A summary of obligations under these financial instruments at September 30, 1997, is as follows:

Futures
Contracts                                         Net
Expiration                                        Unrealized
Date         Contracts                Position    Depreciation
---------------------------------------------------------------
12/97        76 U.S. Treasury Bonds   Short         $(233,177)
---------------------------------------------------------------

At September 30, 1997, the Portfolio had sufficient cash and/or securities to cover margin requirements on open futures contracts.

EV Massachusetts Municipals Portfolio as of September 30, 1997

INDEPENDENT AUDITORS' REPORT



To the Trustees and Investors
of Massachusetts Municipals Portfolio
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Massachusetts Municipals Portfolio as of September 30, 1997, the related statement of operations for year then ended, the statements of changes in net assets for the years ended September 30, 1997 and 1996 and the supplementary data for each of the four years in the period ended September 30, 1997 and for the period from the start of business, February 1, 1993, to September 30, 1993. These financial statements and supplementary data are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of September 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the Portfolio at September 30, 1997, and the results of its operations, the changes in net assets and supplementary data for the respective stated periods, in conformity with generally accepted accounting principles.

                                                         DELOITTE & TOUCHE LLP
                                                         Boston, Massachusetts
                                                         November 7, 1997

Massachusetts Municipal Bond Portfolio as of September 30, 1997

INVESTMENT MANAGEMENT

Massachusetts Municipal Bond Portfolio
                    Officers                          Independent Trustees
                    Thomas J. Fetter                  Donald R. Dwight
                    President                         President, Dwight Partners, Inc.
                                                      Chairman, Newspapers of New England, Inc.
                    James B. Hawkes
                    Vice President and Trustee        Samuel L. Hayes, III
                                                      Jacob H. Schiff Professor of Investment
                    Robert B. MacIntosh               Banking, Harvard University Graduate School
                    Vice President                    of Business Administration

                    James L. O'Connor                 Norton H. Reamer
                    Treasurer                         President and Director, United Asset
                                                      Management Corporation
                    Alan R. Dynner
                    Secretary                         John L. Thorndike
                                                      Formerly Director, Fiduciary Company Incorporated

                                                      Jack L. Treynor
                                                      Investment Adviser and Consultant


Massachusetts Municipals Portfolio
                    Officers                          Independent Trustees
                    Thomas J. Fetter                  Donald R. Dwight
                    President                         President, Dwight Partners, Inc.
                                                      Chairman, Newspapers of New England, Inc.
                    James B. Hawkes
                    Vice President and Trustee        Samuel L. Hayes, III
                                                      Jacob H. Schiff Professor of Investment
                    Robert B. MacIntosh               Banking, Harvard University Graduate School of
                    Vice President and                Business Administration
                    Portfolio Manager
                                                      Norton H. Reamer
                    James L. O'Connor                 President and Director, United Asset
                    Treasurer                         Management Corporation

                    Alan R. Dynner                    John L. Thorndike
                    Secretary                         Formerly Director, Fiduciary Company Incorporated

                                                      Jack L. Treynor
                                                      Investment Adviser and Consultant

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

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


Portfolio Investment Advisor
Boston Management and Research
24 Federal Street
Boston, MA 02110


Fund Administrator
Eaton Vance Management
24 Federal Street
Boston, MA 02110


Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260


Custodian
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116


Transfer Agent
First Data Investor Services Group, Inc.
Attention: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123


Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110




Eaton Vance Municipals Trust
24 Federal Street
Boston, MA 02110



--------------------------------------------------------------------------------
    This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
                                                                    MMBSRC-12/97